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                                                                    Exhibit 23.1



                         INDEPENDENT AUDITOR'S CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 333-21585, 333-23937, 333-39817, 333-43586, 333-43588, 333-56772, 333-56774,
333-67881, 333-71890 and 333-101600 of Lightbridge, Inc., all on Form S-8, of
our report dated January 24, 2003 appearing in this Annual Report on Form 10-K of Lightbridge, Inc. for the year ended December 31, 2002.


Deloitte & Touche LLP
Boston, Massachusetts
March 31, 2003